                                 Exhibit 99.1

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined balance sheet as of June 30, 1998 and the pro forma condensed combined income statements for The six-month periods ended June 30, 1998 and 1997 and for each of the three years in the period ended December 31, 1997, give effect to the merger of an interim bank subsidiary of Citizen Bancshares, Inc. ("Bancshares") with and into The Ohio Bank ("Bank") (the "Bank Merger"), to be accounted for as a pooling of interests. The pro forma information is based on the historical consolidated financial statements of Bancshares, Mid Am, Inc. ("Mid Am") and Bank under the assumptions and adjustments set forth in the accompanying notes to the pro forma condensed combined financial statements. The pro forma condensed combined financial statements have been prepared by the managements of Bancshares, Mid Am and Bank based on their respective consolidated financial statements. Pro forma per share amounts are based on the conversion rate of 0.77 of a share of Bancshares Common Shares for each Mid Am Common Share in the merger of Mid Am with and into Bancshares (the "Mid Am Merger") and the conversion rate of 63.25 shares of Bancshares Common Shares for each Bank Common Share (including Class A Common Shares and Class B Common Shares) in the Bank Merger.

     The pro forma condensed combined financial statements include results of operations as if the Bank Merger had been consummated as of the beginning of the earliest period presented. The pro forma condensed combined balance sheet reflects preliminary estimates by Bancshares, Mid Am and Bank of merger-related charges to be incurred in connection with the consummation of the mergers; however, the pro forma condensed combined income statements do not reflect these charges nor the cost savings anticipated to result from the mergers. The current estimate of merger-related charges is considered preliminary based on the due diligence that has been performed to date by management in connection with the mergers and is subject to change. The actual charges incurred may be higher or lower than what is currently estimated. Merger-related charges are contingent upon consummation of the mergers and would be recognized for each merger in the period in which that merger closes.

     The pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Bancshares, Mid Am and Bank and the supplemental consolidated financial statements and notes thereto of Bancshares. Pro forma financial statements are presented for informational purposes only and are not necessarily indicative of the results of operations or combined financial position that would have resulted had the Bank Merger been consummated as of the beginning of the earliest period indicated, nor are they necessarily indicative of future results of operations or combined financial position.

                           CITIZENS BANCSHARES, INC.
                                  MID AM, INC.
                                 THE OHIO BANK

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998

                                                              BANCSHARES AND                          BANCSHARES, MID AM
                                                                  MID AM                                 AND OHIO BANK
                                                  PRO FORMA     PRO FORMA                  PRO FORMA       PRO FORMA
                       BANCSHARES     MID AM     ADJUSTMENTS     COMBINED     OHIO BANK   ADJUSTMENTS       COMBINED
                       ----------   ----------   -----------   ------------   ---------   -----------   ----------------
                                                                (IN THOUSANDS)
                                                                  (UNAUDITED)
ASSETS
Cash and due from
  banks..............  $   54,966   $  101,787                  $  156,753    $ 15,312                     $  172,065
Federal funds sold
  and interest-
  bearing deposits...      20,452       28,014                      48,466       2,200                         50,666
Securities...........     523,108      421,020                     944,128     143,369                      1,087,497
Loans, net...........   1,121,976    1,634,545                   2,756,521     420,155                      3,176,676
Premises and
  equipment..........      29,518       53,599                      83,117       8,479                         91,596
Accrued interest
  receivable and
  other assets.......      54,458       43,017    $  7,000(1)      104,475      10,033      $ 1,400(1)        115,908
                       ----------   ----------    --------      ----------    --------      -------        ----------
  Total assets.......  $1,804,478   $2,281,982    $  7,000      $4,093,460    $599,548      $ 1,400        $4,694,408
                       ==========   ==========    ========      ==========    ========      =======        ==========
LIABILITIES
Deposits.............  $1,400,225   $1,811,696                  $3,211,921    $530,975                     $3,742,896
Federal funds
  purchased and
  repurchase
  agreements.........      79,873      106,408                     186,281          --                        186,281
Other debt and
  Federal Home Loan
  Bank advances......     151,805      179,463                     331,268      11,317                        342,585
Accrued interest
  payable and other
  liabilities........      13,559       21,210    $ 25,000(1)       59,769       4,705      $ 5,000(1)         69,474
                       ----------   ----------    --------      ----------    --------      -------        ----------
  Total
    liabilities......   1,645,462    2,118,777      25,000       3,789,239     546,997        5,000         4,341,236
SHAREHOLDERS'
  EQUITY.............     159,016      163,205     (18,000)(1)     304,221      52,551       (3,600)(1)       353,172
                       ----------   ----------    --------      ----------    --------      -------        ----------
  Total liabilities
    and shareholders'
    equity...........  $1,804,478   $2,281,982    $  7,000      $4,093,460    $599,548      $ 1,400        $4,694,408
                       ==========   ==========    ========      ==========    ========      =======        ==========

---------------
(1) Preliminary estimates of merger-related charges. As a result, an estimated $8.4 million current and deferred tax asset is included herein.

                           CITIZENS BANCSHARES, INC.
                                  MID AM, INC.
                                 THE OHIO BANK

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                       BANCSHARES AND              BANCSHARES, MID AM
                                                           MID AM                     AND OHIO BANK
                                                         PRO FORMA                      PRO FORMA
                               BANCSHARES    MID AM       COMBINED      OHIO BANK        COMBINED
                               ----------    ------     ------------    ---------    ----------------
                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                            (UNAUDITED)
INTEREST INCOME
Loans, including fees........   $52,633      $74,596      $127,229       $19,034         $146,263
Securities and other.........    16,894       12,942        29,836         4,341           34,177
                                -------      -------      --------       -------         --------
     Total interest income...    69,527       87,538       157,065        23,375          180,440
INTEREST EXPENSE
Deposits.....................    27,320       34,493        61,813        11,281           73,094
Borrowings...................     6,249        8,015        14,264           144           14,408
                                -------      -------      --------       -------         --------
     Total interest
       expense...............    33,569       42,508        76,077        11,425           87,502
                                -------      -------      --------       -------         --------
NET INTEREST INCOME..........    35,958       45,030        80,988        11,950           92,938
PROVISION FOR LOAN LOSSES....     3,409        2,450         5,859           528            6,387
                                -------      -------      --------       -------         --------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN
  LOSSES.....................    32,549       42,580        75,129        11,422           86,551
OTHER INCOME.................     6,028       39,316        45,344         2,630           47,974
OTHER EXPENSES...............    25,628       58,694        84,322         8,874           93,196
                                -------      -------      --------       -------         --------
INCOME BEFORE INCOME TAXES...    12,949       23,202        36,151         5,178           41,329
INCOME TAXES.................     3,770        7,313        11,083         1,625           12,708
                                -------      -------      --------       -------         --------
NET INCOME...................   $ 9,179      $15,889      $ 25,068       $ 3,553         $ 28,621
                                =======      =======      ========       =======         ========
EARNINGS PER COMMON SHARE
Basic........................   $  0.52      $  0.67      $   0.70       $ 44.63         $   0.70
                                =======      =======      ========       =======         ========
Basic -- Class B.............                                            $ 40.57(1)
                                                                         =======
Diluted......................   $  0.52      $  0.66      $   0.69       $ 44.63         $   0.69
                                =======      =======      ========       =======         ========
Diluted -- Class B...........                                            $ 40.57(1)
                                                                         =======
WEIGHTED AVERAGE SHARES
  OUTSTANDING
Basic........................    17,701       23,567        35,848            46           41,098
                                =======      =======      ========       =======         ========
Basic -- Class B.............                                                 37(1)
                                                                         =======
Diluted......................    17,812       24,128        36,391            46           41,641
                                =======      =======      ========       =======         ========
Diluted -- Class B...........                                                 37
                                                                         =======

---------------
(1) The Ohio Bank has two classes of stock with no potentially dilutive securities. Only one class of common stock, without par, will be issued in the merger.

                           CITIZENS BANCSHARES, INC.
                                  MID AM, INC.
                                 THE OHIO BANK

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                         BANCSHARES AND               BANCSHARES, MID AM
                                                             MID AM                     AND OHIO BANK
                                                           PRO FORMA                      PRO FORMA
                                 BANCSHARES    MID AM       COMBINED      OHIO BANK        COMBINED
                                 ----------    ------     ------------    ---------    ----------------
                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                              (UNAUDITED)
INTEREST INCOME
Loans, including fees..........   $47,766      $71,195      $118,961      $ 17,690         $136,651
Securities and other...........    15,615       12,747        28,362         4,096           32,458
                                  -------      -------      --------      --------         --------
     Total interest income.....    63,381       83,942       147,323        21,786          169,109
INTEREST EXPENSE
Deposits.......................    24,279       34,413        58,692        10,514           69,206
Borrowings.....................     5,405        5,248        10,653           176           10,829
                                  -------      -------      --------      --------         --------
     Total interest expense....    29,684       39,661        69,345        10,690           80,035
                                  -------      -------      --------      --------         --------
NET INTEREST INCOME............    33,697       44,281        77,978        11,096           89,074
PROVISION FOR LOAN LOSSES......     1,215        2,759         3,974           528            4,502
                                  -------      -------      --------      --------         --------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES....    32,482       41,522        74,004        10,568           84,572
OTHER INCOME...................     4,951       33,884        38,835         2,112           40,947
OTHER EXPENSES.................    19,961       50,039        70,000         8,626           78,626
                                  -------      -------      --------      --------         --------
INCOME BEFORE INCOME TAXES.....    17,472       25,367        42,839         4,054           46,893
INCOME TAXES...................     5,340        8,637        13,977         1,242           15,219
                                  -------      -------      --------      --------         --------
NET INCOME.....................   $12,132      $16,730      $ 28,862      $  2,812         $ 31,674
                                  =======      =======      ========      ========         ========
NET INCOME AVAILABLE TO COMMON
  SHAREHOLDERS.................   $12,132      $16,125      $ 28,257      $  2,812         $ 31,069
                                  =======      =======      ========      ========         ========
EARNINGS PER COMMON SHARE
Basic..........................   $  0.69      $  0.69      $   0.79      $  35.33         $   0.76
                                  =======      =======      ========      ========         ========
Basic -- Class B...............                                           $  32.12(1)
                                                                          ========
Diluted........................   $  0.68      $  0.65      $   0.77      $  35.33         $   0.74
                                  =======      =======      ========      ========         ========
Diluted -- Class B.............                                           $  32.12(1)
                                                                          ========
WEIGHTED AVERAGE SHARES
  OUTSTANDING
Basic..........................    17,654       23,309        35,602            45           40,852
                                  =======      =======      ========      ========         ========
Basic -- Class B...............                                                 38(1)
                                                                          ========
Diluted........................    17,747       25,728        37,558            45           42,808
                                  =======      =======      ========      ========         ========
Diluted -- Class B.............                                                 38(1)
                                                                          ========

---------------

(1) The Ohio Bank has two classes of stock with no potentially dilutive securities. Only one class of common stock, without par, will be issued in the merger.

                           CITIZENS BANCSHARES, INC.
                                  MID AM, INC.
                                 THE OHIO BANK

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                         BANCSHARES AND               BANCSHARES, MID AM
                                                             MID AM                     AND OHIO BANK
                                                           PRO FORMA                      PRO FORMA
                                BANCSHARES     MID AM       COMBINED      OHIO BANK        COMBINED
                                ----------     ------     ------------    ---------    ----------------
                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                              (UNAUDITED)
INTEREST INCOME
Loans, including fees.........   $99,187      $146,266      $245,453       $36,449         $281,902
Securities and other..........    32,480        24,936        57,416         8,213           65,629
                                 -------      --------      --------       -------         --------
     Total interest income....   131,667       171,202       302,869        44,662          347,531
INTEREST EXPENSE
Deposits......................    51,253        69,301       120,554        21,662          142,216
Borrowings....................    11,956        12,375        24,331           370           24,701
                                 -------      --------      --------       -------         --------
     Total interest expense...    63,209        81,676       144,885        22,032          166,917
                                 -------      --------      --------       -------         --------
NET INTEREST INCOME...........    68,458        89,526       157,984        22,630          180,614
PROVISION FOR LOAN LOSSES.....     4,335         5,527         9,862         1,066           10,928
                                 -------      --------      --------       -------         --------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES...    64,123        83,999       148,122        21,564          169,686
OTHER INCOME..................    10,991        66,569        77,560         4,607           82,167
OTHER EXPENSES................    43,228       104,052       147,280        17,503          164,783
                                 -------      --------      --------       -------         --------
INCOME BEFORE INCOME TAXES....    31,886        46,516        78,402         8,668           87,070
INCOME TAXES..................     9,466        15,635        25,101         2,649           27,750
                                 -------      --------      --------       -------         --------
NET INCOME....................   $22,420      $ 30,881      $ 53,301       $ 6,019         $ 59,320
                                 =======      ========      ========       =======         ========
NET INCOME AVAILABLE TO COMMON
  SHAREHOLDERS................   $22,420      $ 30,276      $ 52,696       $ 6,019         $ 58,715
                                 =======      ========      ========       =======         ========
EARNINGS PER COMMON SHARE
Basic.........................   $  1.27      $   1.27      $   1.46       $ 75.62         $   1.42
                                 =======      ========      ========       =======         ========
Basic -- Class B..............                                             $ 68.74(1)
                                                                           =======
Diluted.......................   $  1.26      $   1.22      $   1.43       $ 75.62         $   1.40
                                 =======      ========      ========       =======         ========
Diluted -- Class B............                                             $ 68.74(1)
                                                                           =======
WEIGHTED AVERAGE SHARES
  OUTSTANDING
Basic.........................    17,671        23,836        36,025            46           41,275
                                 =======      ========      ========       =======         ========
Basic -- Class B..............                                                  37(1)
                                                                           =======
Diluted.......................    17,778        25,227        37,203            46           42,453
                                 =======      ========      ========       =======         ========
Diluted -- Class B............                                                  37(1)
                                                                           =======

---------------

(1) The Ohio Bank has two classes of stock with no potentially dilutive securities. Only one class of common stock, without par, will be issued in the merger.

                           CITIZENS BANCSHARES, INC.
                                  MID AM, INC.
                                 THE OHIO BANK

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                         BANCSHARES AND               BANCSHARES, MID AM
                                                             MID AM                     AND OHIO BANK
                                                           PRO FORMA                      PRO FORMA
                                BANCSHARES     MID AM       COMBINED      OHIO BANK        COMBINED
                                ----------     ------     ------------    ---------    ----------------
                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                              (UNAUDITED)
INTEREST INCOME
Loans, including fees.........  $ 90,656      $134,721      $225,377       $31,978         $257,355
Securities and other..........    27,326        30,262        57,588         8,107           65,695
                                --------      --------      --------       -------         --------
     Total interest income....   117,982       164,983       282,965        40,085          323,050
INTEREST EXPENSE
Deposits......................    45,158        73,128       118,286        19,002          137,288
Borrowings....................     6,259         6,941        13,200           448           13,648
                                --------      --------      --------       -------         --------
     Total interest expense...    51,417        80,069       131,486        19,450          150,936
                                --------      --------      --------       -------         --------
NET INTEREST INCOME...........    66,565        84,914       151,479        20,635          172,114
PROVISION FOR LOAN LOSSES.....     2,279         4,537         6,816           897            7,713
                                --------      --------      --------       -------         --------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES...    64,286        80,377       144,663        19,738          164,401
OTHER INCOME..................     8,735        49,501        58,236         4,008           62,244
OTHER EXPENSES................    41,737        91,419       133,156        15,975          149,131
                                --------      --------      --------       -------         --------
INCOME BEFORE INCOME TAXES....    31,284        38,459        69,743         7,771           77,514
INCOME TAXES..................     9,554        12,467        22,021         2,343           24,364
                                --------      --------      --------       -------         --------
NET INCOME....................  $ 21,730      $ 25,992      $ 47,722       $ 5,428         $ 53,150
                                ========      ========      ========       =======         ========
NET INCOME AVAILABLE TO COMMON
  SHAREHOLDERS................  $ 21,730      $ 23,585      $ 45,315       $ 5,428         $ 50,743
                                ========      ========      ========       =======         ========
EARNINGS PER COMMON SHARE
Basic.........................  $   1.23      $   1.04      $   1.29       $ 68.20         $   1.25
                                ========      ========      ========       =======         ========
Basic -- Class B..............                                             $ 62.00(1)
                                                                           =======
Diluted.......................  $   1.22      $   0.98      $   1.25       $ 68.20         $   1.22
                                ========      ========      ========       =======         ========
Diluted -- Class B............                                             $ 62.00(1)
                                                                           =======
WEIGHTED AVERAGE SHARES
  OUTSTANDING
Basic.........................    17,708        22,734        35,213            45           40,463
                                ========      ========      ========       =======         ========
Basic -- Class B..............                                                  38(1)
                                                                           =======
Diluted.......................    17,768        26,554        38,215            45           43,465
                                ========      ========      ========       =======         ========
Diluted -- Class B............                                                  38(1)
                                                                           =======

---------------
(1) The Ohio Bank has two classes of stock with no potentially dilutive securities. Only one class of common stock, without par, will be issued in the merger.

                           CITIZENS BANCSHARES, INC.
                                  MID AM, INC.
                                 THE OHIO BANK

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                         BANCSHARES AND               BANCSHARES, MID AM
                                                             MID AM                     AND OHIO BANK
                                                           PRO FORMA                      PRO FORMA
                                BANCSHARES     MID AM       COMBINED      OHIO BANK        COMBINED
                                ----------     ------     ------------    ---------    ----------------
                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                              (UNAUDITED)
INTEREST INCOME
Loans, including fees.........   $ 83,127     $130,300      $213,427      $ 28,757         $242,184
Securities and other..........     27,664       32,243        59,907         5,757           65,664
                                 --------     --------      --------      --------         --------
          Total interest
            income............    110,791      162,543       273,334        34,514          307,848
INTEREST EXPENSE
Deposits......................     42,413       72,527       114,940        15,408          130,348
Borrowings....................      6,210        7,789        13,999           173           14,172
                                 --------     --------      --------      --------         --------
          Total interest
            expense...........     48,623       80,316       128,939        15,581          144,520
                                 --------     --------      --------      --------         --------
NET INTEREST INCOME...........     62,168       82,227       144,395        18,933          163,328
PROVISION FOR LOAN LOSSES.....      2,504        3,002         5,506           966            6,472
                                 --------     --------      --------      --------         --------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES...     59,664       79,225       138,889        17,967          156,856
OTHER INCOME..................      7,531       35,955        43,486         3,126           46,612
OTHER EXPENSES................     40,172       78,416       118,588        13,465          132,053
                                 --------     --------      --------      --------         --------
INCOME BEFORE INCOME TAXES....     27,023       36,764        63,787         7,628           71,415
INCOME TAXES..................      8,229       11,797        20,026         2,322           22,348
                                 --------     --------      --------      --------         --------
NET INCOME....................   $ 18,794     $ 24,967      $ 43,761      $  5,306         $ 49,067
                                 ========     ========      ========      ========         ========
NET INCOME AVAILABLE TO COMMON
  SHAREHOLDERS................   $ 18,794     $ 22,216      $ 41,010      $  5,306         $ 46,316
                                 ========     ========      ========      ========         ========
EARNINGS PER COMMON SHARE
Basic.........................   $   1.06     $   0.96      $   1.15      $  66.67         $   1.14
                                 ========     ========      ========      ========         ========
Basic -- Class B..............                                            $  60.61(1)
                                                                          ========
Diluted.......................   $   1.06     $   0.92      $   1.13      $  66.67         $   1.11
                                 ========     ========      ========      ========         ========
Diluted -- Class B............                                            $  60.61(1)
                                                                          ========
WEIGHTED AVERAGE SHARES
  OUTSTANDING
Basic.........................     17,783       23,070        35,547            45           40,797
                                 ========     ========      ========      ========         ========
Basic -- Class B..............                                                  38(1)
                                                                          ========
Diluted.......................     17,806       27,241        38,782            45           44,032
                                 ========     ========      ========      ========         ========
Diluted -- Class B............                                                  38(1)
                                                                          ========

---------------

(1) The Ohio Bank has two classes of stock with no potentially dilutive securities. Only one class of common stock, without par, will be issued in the merger.